(2_FIDELITY_LOGOS)FIDELITY

EXCHANGE
FUND
SEMIANNUAL REPORT
JUNE 30, 1998
CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing strategies.

PERFORMANCE           4   How the fund has done over time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and outlook.

INVESTMENT CHANGES    8   A summary of major shifts in the fund's
                          investments over the past six months.

INVESTMENTS           9   A complete list of the fund's investments
                          with their market values.

FINANCIAL STATEMENTS  15  Statements of assets and liabilities, operations, and changes in net assets,
                          as well as financial highlights.

NOTES                 19  Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
As the first half of 1998 drew to a close, benign inflation, low interest rates and moderate economic growth provided a solid foundation for strong stock and bond performance. Investors seemed to put concerns about the financial and economic turmoil in Asia aside for the most part, responding instead to stronger-than-expected corporate earnings and a sound domestic economy. The bond markets tended to benefit from the moderate growth in the economy and a historically low rate of inflation, as well their traditional status as a refuge from volatility in the equity markets.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998      PAST 6  PAST 1  PAST 5   PAST 10
                                 MONTHS  YEAR    YEARS    YEARS

Fidelity Exchange                13.34%  25.38%  172.32%  425.01%

S&P 500 (registered trademark)   17.71%  30.16%  182.41%  448.92%

Growth and Income Funds Average  12.11%  22.86%  139.00%  332.40%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 754 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998      PAST 1  PAST 5  PAST 10
                                 YEAR    YEARS   YEARS

Fidelity Exchange                25.38%  22.18%  18.04%

S&P 500                          30.16%  23.08%  18.56%

Growth and Income Funds Average  22.86%  18.93%  15.61%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Exchange                    S&P 500
             00033                       SP001
  1988/06/30      10000.00                    10000.00
  1988/07/31       9900.03                     9962.00
  1988/08/31       9722.47                     9623.29
  1988/09/30      10092.51                    10033.24
  1988/10/31      10537.15                    10312.17
  1988/11/30      10446.14                    10164.70
  1988/12/31      10614.60                    10342.59
  1989/01/31      11239.17                    11099.66
  1989/02/28      11027.94                    10823.28
  1989/03/31      11291.64                    11075.46
  1989/04/30      11899.05                    11650.28
  1989/05/31      12338.34                    12122.12
  1989/06/30      12284.12                    12053.02
  1989/07/31      13406.98                    13141.41
  1989/08/31      13487.19                    13398.98
  1989/09/30      13397.36                    13344.05
  1989/10/31      13187.22                    13034.46
  1989/11/30      13533.70                    13300.37
  1989/12/31      13749.76                    13619.58
  1990/01/31      12844.76                    12705.70
  1990/02/28      12954.46                    12869.61
  1990/03/31      13300.69                    13210.65
  1990/04/30      13033.30                    12880.38
  1990/05/31      14479.92                    14136.22
  1990/06/30      14507.71                    14040.10
  1990/07/31      14410.56                    13995.17
  1990/08/31      13203.17                    12730.00
  1990/09/30      12589.07                    12110.05
  1990/10/31      12490.19                    12057.98
  1990/11/30      13279.50                    12836.92
  1990/12/31      13682.43                    13195.07
  1991/01/31      14132.74                    13770.38
  1991/02/28      15173.88                    14754.96
  1991/03/31      15582.76                    15112.03
  1991/04/30      15530.53                    15148.30
  1991/05/31      16207.80                    15802.71
  1991/06/30      15417.37                    15078.94
  1991/07/31      16204.54                    15781.62
  1991/08/31      16550.76                    16155.65
  1991/09/30      16235.52                    15885.85
  1991/10/31      16547.11                    16098.72
  1991/11/30      16029.62                    15449.94
  1991/12/31      17981.00                    17217.41
  1992/01/31      17588.11                    16897.17
  1992/02/29      17896.15                    17116.83
  1992/03/31      17553.06                    16783.05
  1992/04/30      17881.40                    17276.48
  1992/05/31      17990.23                    17361.13
  1992/06/30      17536.62                    17102.45
  1992/07/31      18355.09                    17801.94
  1992/08/31      18110.85                    17437.00
  1992/09/30      18185.43                    17642.76
  1992/10/31      18349.50                    17704.51
  1992/11/30      18908.82                    18308.23
  1992/12/31      18823.34                    18533.42
  1993/01/31      18676.82                    18689.10
  1993/02/28      18733.90                    18943.27
  1993/03/31      19163.95                    19342.98
  1993/04/30      18789.09                    18874.88
  1993/05/31      19266.71                    19380.72
  1993/06/30      19279.22                    19436.93
  1993/07/31      18921.38                    19359.18
  1993/08/31      19612.05                    20092.89
  1993/09/30      19448.52                    19938.18
  1993/10/31      20031.46                    20350.90
  1993/11/30      19754.42                    20157.56
  1993/12/31      20054.46                    20401.47
  1994/01/31      20378.23                    21095.12
  1994/02/28      19901.36                    20523.44
  1994/03/31      19086.54                    19628.62
  1994/04/30      19408.54                    19879.87
  1994/05/31      19730.54                    20205.90
  1994/06/30      19231.42                    19710.85
  1994/07/31      19838.86                    20357.37
  1994/08/31      20694.42                    21192.02
  1994/09/30      20495.92                    20672.82
  1994/10/31      21035.86                    21137.95
  1994/11/30      20662.66                    20368.11
  1994/12/31      20988.44                    20670.17
  1995/01/31      21750.58                    21206.15
  1995/02/28      22496.20                    22032.55
  1995/03/31      22876.23                    22682.73
  1995/04/30      23609.28                    23350.74
  1995/05/31      24491.85                    24284.07
  1995/06/30      25010.74                    24848.19
  1995/07/31      25841.43                    25672.15
  1995/08/31      25554.04                    25736.59
  1995/09/30      26768.60                    26822.67
  1995/10/31      26886.08                    26726.92
  1995/11/30      28002.05                    27900.23
  1995/12/31      28496.57                    28437.59
  1996/01/31      29538.28                    29405.60
  1996/02/29      30001.96                    29678.19
  1996/03/31      30317.44                    29963.99
  1996/04/30      30679.49                    30405.66
  1996/05/31      31532.76                    31189.82
  1996/06/30      31723.30                    31308.66
  1996/07/31      30096.79                    29925.44
  1996/08/31      30726.48                    30556.57
  1996/09/30      32483.19                    32276.29
  1996/10/31      32841.79                    33166.47
  1996/11/30      35196.17                    35673.52
  1996/12/31      34481.43                    34966.83
  1997/01/31      36501.99                    37151.56
  1997/02/28      36882.73                    37442.83
  1997/03/31      35744.82                    35904.30
  1997/04/30      37691.82                    38047.79
  1997/05/31      39902.75                    40364.14
  1997/06/30      41874.17                    42172.45
  1997/07/31      44477.57                    45528.11
  1997/08/31      41484.53                    42977.63
  1997/09/30      43931.20                    45331.51
  1997/10/31      43119.27                    43817.44
  1997/11/30      45121.89                    45845.75
  1997/12/31      46320.11                    46632.92
  1998/01/31      46725.27                    47148.68
  1998/02/28      49563.61                    50549.04
  1998/03/31      51521.54                    53137.66
  1998/04/30      52296.82                    53672.23
  1998/05/31      51203.98                    52749.60
  1998/06/30      52500.89                    54892.29
IMATRL PRASUN   SHR__CHT 19980630 19980709 103328 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on June 30, 1988. As the chart shows, by June 30, 1998, the value of the investment would have grown to $52,501 - a 425.01% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,892 - a 448.92% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
While U.S. equity markets did
not perform as well in the second
quarter as they did in the first, the
Standard & Poor's 500 Index -
a measure of the U.S. stock market
- still produced a return of 17.71%
for the six-month period that ended
June 30, 1998. Recent volatility in
the U.S. equity markets was triggered
in part by renewed concerns over
corporate profits and continued
problems with Asian economies
and stock markets. In mid-June,
the major U.S. indexes along with
Asian markets continued to sell off,
driven by the fear that problems
with Asian currencies and the
Japanese economy may take longer
than expected to be resolved.
Contributing to the decline were
concerns that Asia's crisis will inhibit the earnings growth of American companies. In typical fashion, however, U.S. stocks rebounded late in the period amid news that the economy grew stronger than expected - 5.4% annually - with inflation at 1.1%, a 34-year low.
Overall, market sentiment during
the past six-month period was
influenced by the same factors that
have supported U.S. stock prices
over the past year - stable growth
in the U.S. economy, low interest
rates and low inflation.
An interview with Tim Heffernan, Portfolio Manager of Fidelity
Exchange Fund
Q. HOW DID THE FUND PERFORM, TIM?
A. For the six months that ended June 30, 1998, the fund had a total return of 13.34%, trailing the 17.71% return of the Standard & Poor's 500 Index. However, the fund outperformed the 12.11% return for the growth and income funds average tracked by Lipper Analytical Services. For the 12 months that ended June 30, 1998, the fund returned 25.38%, compared to 30.16% for the S&P 500 and 22.86% for the Lipper average.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. We saw a continuation of some key trends that have been in place for the past few years. The overall market was strong once again, and investors showed a preference for large-company stocks over those of mid-sized and smaller companies. This helped the fund outperform the Lipper average, which tends to have a lower concentration of large-company stocks than the fund does. Performance also was aided by the fund's overweighting in the strong health care sector compared to the S&P 500 index. Within that sector, drug stocks were especially strong performers and were well represented in the fund's holdings. However, the fund's performance relative to the index was hurt because of its underweighting in two of the strongest sectors during the first half of the year: financial services and technology. Also hampering performance was the fact that the fund's technology holdings significantly underperformed those in the S&P 500.
Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?
A. Schering-Plough, American Home Products, and Pfizer were all drug stocks that performed well. Pharmaceutical companies were attractive in virtue of their healthy pipelines of new products, the ability to bring products to market more rapidly and relaxed regulations that permitted more aggressive advertising. Medical equipment manufacturer Becton, Dickinson & Co. also helped the fund, as its stock advanced in response to the company's strong sales and earnings growth. McDonald's performed well based on expanding restaurant operations in Europe. Finally, American Express posted earnings gains, reflecting continued strong consumer spending and an overall favorable economic environment for financial services companies. The stock performed well as a result.
Q. WHAT WERE THE DISAPPOINTMENTS?
A. Energy service company Halliburton and industrial machinery company Parker-Hannifin, with its large energy services business, were victims of lower energy prices and the resulting weaker demand for exploration and drilling services. Increasing competition from the low end of the personal computer and laser printer market, as well as overall slower sales for the industry, resulted in lower earnings and earnings prospects for Hewlett-Packard, one of the fund's largest holdings. Not having positions in such high-flying technology as Dell Computer or Microsoft also hurt the fund's performance relataive to the S&P 500.
Q. WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR, TIM?
A. The economy continues to show surprisingly strong growth, interest rates have stabilized at low levels and inflation is virtually nonexistent. Thus, the overall backdrop for stocks is good. Corporate earnings must continue to be strong, however, for the market to keep advancing. The high price-to earnings ratios we are seeing on some of the popular large-capitalization stocks will make it increasingly difficult for investors to justify the purchase of those stocks without stellar earnings growth. The shares of companies that report disappointing earnings will continue to be punished severely by market participants. Furthermore, multinational companies that derive a significant part of their revenues from Asia are feeling the effects of the slowdown in that region and, I believe, will continue to do so for at least the next few months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


INVESTMENT CHANGES




TOP TEN STOCKS AS OF JUNE 30, 1998

                                    % OF FUND'S   % OF FUND'S INVESTMENTS
                                    INVESTMENTS   IN THESE STOCKS
                                                  6 MONTHS AGO

General Electric Co.                 5.1          4.5

Schering-Plough Corp.                4.0          3.3

Disney (Walt) Co.                    4.0          4.1

Gillette Co.                         4.0          3.8

American Home Products Corp.         3.6          2.9

Bristol-Myers Squibb Co.             3.5          3.3

Hewlett-Packard Co.                  3.5          4.0

American Express Co.                 3.1          2.6

McDonald's Corp.                     2.8          2.1

Coca-Cola Co. (The)                  2.6          2.2


TOP FIVE MARKET SECTORS AS OF JUNE 30, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                             INVESTMENTS   IN THESE MARKET SECTORS
                                                           6 MONTHS AGO

HEALTH                                        20.7         18.5

NONDURABLES                                   16.4         17.1

MEDIA & LEISURE                               14.1         13.5

ENERGY                                        9.9          10.8

INDUSTRIAL MACHINERY & EQUIPMENT              7.8          8.2


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF JUNE 30, 1998 * AS OF DECEMBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 3.4
ROW: 1, COL: 2, VALUE: 96.59999999999999
STOCKS 96.0%
SHORT-TERM
INVESTMENTS 4.0%
FOREIGN
INVESTMENTS 2.3%
STOCKS 96.6%
SHORT-TERM
INVESTMENTS 3.4%
FOREIGN
INVESTMENTS 2.0%
ROW: 1, COL: 1, VALUE: 4.0
ROW: 1, COL: 2, VALUE: 96.0
*
**


INVESTMENTS JUNE 30, 1998  (UNAUDITED)

SHOWING PERCENTAGE OF VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 96.6%

                                            SHARES                  VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.1%

AEROSPACE & DEFENSE - 0.7%

United Technologies Corp.                    26,672                 $ 2,467,160

DEFENSE ELECTRONICS - 1.4%

Raytheon Co.:

Class A                                      1,913                   110,237

Class B                                      80,000                  4,730,000

                                                                     4,840,237

TOTAL AEROSPACE & DEFENSE                                            7,307,397

BASIC INDUSTRIES - 1.9%

CHEMICALS & PLASTICS - 1.9%

Air Products & Chemicals, Inc.               95,268                  3,810,720

Cabot Corp.                                  91,700                  2,963,056

                                                                     6,773,776

DURABLES - 2.5%

AUTOS, TIRES, & ACCESSORIES - 1.8%

Dana Corp.                                   80,670                  4,315,845

General Motors Corp.                         30,000                  2,004,375

                                                                     6,320,220

CONSUMER DURABLES - 0.7%

Minnesota Mining & Manufacturing Co.         30,000                  2,465,625

TOTAL DURABLES                                                       8,785,845

ENERGY - 9.9%

ENERGY SERVICES - 2.8%

Dresser Industries, Inc.                     40,000                  1,762,500

Halliburton Co.                              101,400                 4,518,638

Schlumberger Ltd.                            53,568                  3,659,364

                                                                     9,940,502

OIL & GAS - 7.1%

Amoco Corp.                                  80,000                  3,330,000

Chevron Corp.                                60,000                  4,983,750

Exxon Corp.                                  95,800                  6,831,738

Kerr-McGee Corp.                             13,480                  780,155

Mobil Corp.                                  72,000                  5,517,000

COMMON STOCKS - CONTINUED

                                            SHARES                  VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Royal Dutch Petroleum Co.                    60,000                 $ 3,288,750

Union Pacific Resources Group, Inc.          16,168                  283,950

                                                                     25,015,343

TOTAL ENERGY                                                         34,955,845

FINANCE - 6.2%

CREDIT & OTHER FINANCE - 3.1%

American Express Co.                         94,788                  10,805,832

INSURANCE - 2.7%

General Re Corp.                             23,360                  5,921,760

Highland Insurance Group, Inc. (a)           370                     6,845

Torchmark Corp.                              83,232                  3,807,864

                                                                     9,736,469

SECURITIES INDUSTRY - 0.4%

Lehman Brothers Holdings, Inc.               18,357                  1,423,815

TOTAL FINANCE                                                        21,966,116

HEALTH - 20.7%

DRUGS & PHARMACEUTICALS - 15.8%

American Home Products Corp.                 244,868                 12,671,919

Bristol-Myers Squibb Co.                     107,923                 12,404,400

Lilly (Eli) & Co.                            48,608                  3,211,166

Merck & Co., Inc.                            33,619                  4,496,541

Pfizer, Inc.                                 80,788                  8,780,646

Schering-Plough Corp.                        154,873                 14,190,239

                                                                     55,754,911

MEDICAL EQUIPMENT & SUPPLIES - 4.9%

Becton, Dickinson & Co.                      64,000                  4,968,000

Guidant Corp.                                61,598                  4,392,707

Johnson & Johnson                            107,095                 7,898,256

                                                                     17,258,963

TOTAL HEALTH                                                         73,013,874

COMMON STOCKS - CONTINUED

                                            SHARES                  VALUE (NOTE 1)

INDUSTRIAL MACHINERY & EQUIPMENT - 7.8%

ELECTRICAL EQUIPMENT - 5.5%

General Electric Co.                         197,068                $ 17,933,181

General Signal Corp.                         40,000                  1,440,000

                                                                     19,373,181

INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%

Parker-Hannifin Corp.                        135,907                 5,181,454

Stanley Works                                28,748                  1,194,839

                                                                     6,376,293

POLLUTION CONTROL - 0.5%

Waste Management, Inc.                       50,000                  1,750,000

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                               27,499,474

MEDIA & LEISURE - 14.1%

BROADCASTING - 0.2%

Cox Communications, Inc. Class A (a)         14,488                  701,763

ENTERTAINMENT - 4.3%

Disney (Walt) Co.                            134,440                 14,124,603

Viacom, Inc. Class B (non-vtg.) (a)          15,283                  890,235

                                                                     15,014,838

PUBLISHING - 6.8%

Gannett, Inc.                                110,428                 7,847,290

Harcourt General, Inc.                       40,000                  2,380,000

Knight Ridder, Inc.                          64,400                  3,546,025

Mcgraw-Hill Companies, Inc.                  69,512                  5,669,573

Media General, Inc. Class A                  24,382                  1,188,623

Times Mirror Co. Class A                     55,947                  3,517,668

                                                                     24,149,179

RESTAURANTS - 2.8%

McDonald's Corp.                             143,980                 9,934,620

TOTAL MEDIA & LEISURE                                                49,800,400

NONDURABLES - 16.4%

BEVERAGES - 3.7%

Anheuser-Busch Companies, Inc.               81,409                  3,841,487

Coca-Cola Co. (The)                          107,628                 9,202,194

                                                                     13,043,681

COMMON STOCKS - CONTINUED

                                            SHARES                  VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - 3.7%

Agribrands International, Inc.               2,134                  $ 64,554

General Mills, Inc.                          42,400                  2,899,100

Ralston Purina Co.                           35,298                  4,123,248

Sara Lee Corp.                               111,000                 6,209,063

                                                                     13,295,965

HOUSEHOLD PRODUCTS - 7.5%

Colgate-Palmolive Co.                        67,475                  5,937,800

Gillette Co.                                 246,014                 13,945,919

International Flavors & Fragrances, Inc.     12,047                  523,292

Procter & Gamble Co.                         66,700                  6,073,869

                                                                     26,480,880

TOBACCO - 1.5%

Philip Morris Companies, Inc.                132,450                 5,215,219

TOTAL NONDURABLES                                                    58,035,745

RETAIL & WHOLESALE - 2.1%

APPAREL STORES - 0.3%

Payless ShoeSource, Inc. (a)                 13,140                  968,254

GENERAL MERCHANDISE STORES - 1.3%

May Department Stores Co. (The)              71,626                  4,691,503

GROCERY STORES - 0.5%

Supervalu, Inc.                              35,080                  1,556,675

TOTAL RETAIL & WHOLESALE                                             7,216,432

SERVICES - 0.7%

PRINTING - 0.5%

Harland (John H.) Co.                        100,000                 1,693,750

SERVICES - 0.2%

Jostens, Inc.                                33,307                  803,531

TOTAL SERVICES                                                       2,497,281

COMMON STOCKS - CONTINUED

                                            SHARES                  VALUE (NOTE 1)

TECHNOLOGY - 5.9%

COMPUTERS & OFFICE EQUIPMENT - 4.1%

Hewlett-Packard Co.                          206,578                $ 12,368,858

International Business Machines Corp.        18,194                  2,088,899

                                                                     14,457,757

ELECTRONICS - 1.2%

Motorola, Inc.                               81,906                  4,305,184

PHOTOGRAPHIC EQUIPMENT - 0.6%

Eastman Kodak Co.                            28,942                  2,114,575

Imation Corp. (a)                            2,145                   35,527

                                                                     2,150,102

TOTAL TECHNOLOGY                                                     20,913,043

TRANSPORTATION - 0.2%

RAILROADS - 0.2%

Union Pacific Corp.                          19,090                  842,346

UTILITIES - 6.1%

CELLULAR - 0.0%

360 Degrees Communications Co. (a)           2,374                   75,968

ELECTRIC UTILITY - 3.1%

CLECO Corp.                                  45,500                  1,353,625

Duke Energy Corp.                            50,000                  2,962,500

Edison International                         80,000                  2,365,000

Hawaiian Electric Industries, Inc.           40,000                  1,587,500

PacifiCorp                                   55,400                  1,253,425

Potomac Electric Power Co.                   49,800                  1,248,113

                                                                     10,770,163

GAS - 0.7%

Williams Companies, Inc.                     70,040                  2,363,850

TELEPHONE SERVICES - 2.3%

MCI Communications Corp.                     80,000                  4,650,000

Sprint Corp.                                 50,000                  3,525,000

                                                                     8,175,000

TOTAL UTILITIES                                                      21,384,981

TOTAL COMMON STOCKS                                    340,992,555
(Cost $21,820,743)



CASH EQUIVALENTS - 3.4%

                                                      MATURITY                     VALUE
                                                      AMOUNT                       (NOTE 1)

Investments in repurchase agreements (U.S. Treasury   $ 12,043,893                 $ 12,042,000
obligations), in a joint trading account at 5.66%
dated 6/30/98 due 7/1/98

TOTAL INVESTMENT IN SECURITIES - 100%                               $ 353,034,555
(Cost $33,862,743)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $33,862,743. Net unrealized appreciation aggregated $319,171,812, all of which was related to appreciated investment securities.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                           JUNE 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE               $ 353,034,555
AGREEMENTS OF $12,042,000) (COST $33,862,743) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                    939

DIVIDENDS RECEIVABLE                                                    324,906

 TOTAL ASSETS                                                           353,360,400

LIABILITIES

ACCRUED MANAGEMENT FEE                                      $ 157,032

OTHER PAYABLES AND ACCRUED EXPENSES                          49,985

 TOTAL LIABILITIES                                                      207,017

NET ASSETS                                                             $ 353,153,383

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 26,533,365

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                        (7,768)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                      7,455,974
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS               319,171,812

NET ASSETS, FOR 1,480,749 SHARES OUTSTANDING                           $ 353,153,383

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                    $238.50
PER SHARE ($353,153,383 (DIVIDED BY) 1,480,749 SHARES)



STATEMENT OF OPERATIONS
                                        SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                     $ 2,455,378
DIVIDENDS

INTEREST                                                               338,668

 TOTAL INCOME                                                          2,794,046

EXPENSES

MANAGEMENT FEE                                            $ 921,910

TRANSFER AGENT FEES                                        120,521

NON-INTERESTED TRUSTEES' COMPENSATION                      1,332

CUSTODIAN FEES AND EXPENSES                                3,393

AUDIT                                                      18,390

LEGAL                                                      22,635

MISCELLANEOUS                                              1033

 TOTAL EXPENSES BEFORE REDUCTIONS                          1,089,214

 EXPENSE REDUCTIONS                                        (3,370)     1,085,844

NET INVESTMENT INCOME                                                  1,708,202

REALIZED AND UNREALIZED GAIN (LOSS)                                    7,455,520
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                33,137,268
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                        40,592,788

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 42,300,990
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                         SIX MONTHS ENDED  YEAR ENDED
                                                         JUNE 30, 1998     DECEMBER 31,
                                                         (UNAUDITED)       1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 1,708,202       $ 3,824,289
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 7,455,520         16,664,642

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     33,137,268        64,474,427

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          42,300,990        84,963,358
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (1,778,550)       (3,742,136)
FROM NET INVESTMENT INCOME

SHARE TRANSACTIONS                                        535,869           1,059,351
REINVESTMENT OF DISTRIBUTIONS

 COST OF SHARES REDEEMED                                  (7,995,808)       (17,325,285)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 33,062,501        64,955,288

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (7,459,939)       (16,265,934)
FROM SHARE TRANSACTIONS

NET ASSETS

 BEGINNING OF PERIOD                                      320,090,882       255,135,594

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF   $ 353,153,383     $ 320,090,882
NET INVESTMENT INCOME OF $(7,768) AND $62,580,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  2,288             5,292

 REDEEMED                                                 (34,998)          (92,508)

 NET INCREASE (DECREASE)                                  (32,710)          (87,216)




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED                YEARS ENDED DECEMBER 31,
                              JUNE 30, 1998

                              (UNAUDITED)       1997       1996       1995       1994       1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 211.50          $ 159.39   $ 134.59   $ 102.72   $ 102.20   $ 98.92
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME         1.14 D              2.46 D     2.59       2.45       2.56       2.26

 NET REALIZED AND              27.06               52.10      25.58      33.59      2.12       4.14
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         28.20               54.56      28.17      36.04      4.68       6.40
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT           (1.20)              (2.45)     (2.60)     (2.45)     (2.42)     (2.26)
 INCOME

 IN EXCESS OF NET              -                   -          -          -          -           (.09)
 INVESTMENT INCOME

 FROM NET REALIZED GAIN        -                   -           (.77)      (1.72)     (1.74)     (.77)

 TOTAL DISTRIBUTIONS           (1.20)              (2.45)     (3.37)      (4.17)     (4.16)    (3.12)

NET ASSET VALUE,              $ 238.50             $ 211.50   $ 159.39    $ 134.59   $ 102.72  $ 102.20
END OF PERIOD

TOTAL RETURN B, C              13.34%               34.33%     21.00%     35.77%     4.66%      6.54%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 353,153            $ 320,091  $ 255,136  $ 232,768  $ 185,599  $ 189,358
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO           .65% A                .63%       .64%       .63%       .58%       .57%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .64% A, E             .63%       .63% E     .63%       .58%       .57%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT        1.01% A              1.31%      1.72%      2.05%      2.50%      2.24%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        0%                   0%         0%         0%         0%         0%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Sales of securities, other than short-term securities, aggregated $7,895,456, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
the Management Contract, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $101,680. For the period, the management fee was equivalent to an annualized rate of
 .55% of average net assets after the fee reduction.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4 and $3,366, respectively, under these arrangements.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Congress Street Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Exchange Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan Fund(registered trademark)
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE